Exhibit 10.1.48

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE

CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

MASTER SOFTWARE AGREEMENT

This Master Software Agreement (“Agreement”) is entered into as of June 13, 2018 (the “Effective Date”), by and between Qualcomm Technologies, Inc., a Delaware corporation (“QTI”) and GoGo LLC, a Delaware limited liability company (“LICENSEE”).

RECITALS

WHEREAS, LICENSEE desires to obtain a license from QTI for certain Software (as defined below) for its use in accordance with the terms and conditions of this Agreement; and

WHEREAS, in accordance with the terms and conditions of this Agreement, QTI is willing to license the Software (as defined below) to LICENSEE for use solely with the corresponding QTI ASIC (as defined below).

AGREEMENT

NOW, THEREFORE, the Parties, in consideration of the mutual promises set forth herein, agree as follows:

1. DEFINITIONS. The following capitalized terms shall have the meanings set forth below:

“Affiliate” means, with respect to a Party, any corporation or other legal entity that, at any time, directly or indirectly, Controls, is Controlled by, or is under common Control with such Party (but only as long as such Control exists). For the purpose of this definition, the term “Control” means (i) the beneficial ownership (whether direct or indirect) of more than fifty percent (50%) of the voting power of an entity or (ii) in the case of an entity that does not have outstanding voting shares or securities, the majority (i.e., more than fifty percent (50%)) of the equity interests in such entity is now or hereafter owned or controlled by another entity, either directly or indirectly.

“Device Software” means the software delivered by QTI under this Agreement (other than QAS), which in QTI’s sole discretion, may be in either source code and/or object code form, designed for use with one or more QTI ASICs, as set forth in a Software Addendum.

“Incremental Fees” means the incremental fees applicable to the QAS as set forth in Exhibit 8 to Appendix B (INCREMENTAL FEES FOR QAS UNITS) of this Agreement, and/or such other incremental fees for QAS as the Parties may agree to in writing; provided, however, [***].

“License Agreement(s)” means any agreement in effect between QUALCOMM Incorporated, a Delaware corporation (“QUALCOMM”) and LICENSEE that expressly grants during the term of this Agreement, without limitation, license rights to LICENSEE under all, or substantially all, of those patents that are essential to WWAN Standards with respect to WWAN Products of LICENSEE that implement or otherwise embody such WWAN Standards.

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“LICENSEE Products” means collectively, WWAN Products and Non-WWAN Products Sold by LICENSEE; each, a “LICENSEE Product”.

“Non-WWAN Product” means a device that is not capable, under any circumstance (including, without limitation, by software or firmware modifications), of implementing wireless communications transmissions in accordance with any WWAN Standard.

“Open Source License Terms” means terms in any license for software that, as a condition of use, copying, modification or redistribution, require such software and/or derivative works thereof to be disclosed or distributed in source code form, to be licensed for the purpose of making derivative works, or to be distributed free of charge, including without limitation software distributed under the GPL (GNU General Public License) or LGPL (GNU Lesser General Public License).

“Party” means QTI or LICENSEE and “Parties” means QTI and LICENSEE.

“QAS” means QTI’s advanced software offerings set forth on Appendix B (QUALCOMM ADVANCED SOFTWARE) (as may be updated from time to time by QTI), and any documentation, updates and enhancements thereto that QTI may, in its sole discretion, deliver to LICENSEE.

“QAS Unit” means a LICENSEE Product that incorporates a QTI ASIC, the corresponding Device Software, and any of the QAS.

“QTI ASIC” means the ASIC purchased from QTI or any of its Affiliates and identified in the applicable Software Addendum solely for use with the corresponding Device Software in LICENSEE Products.

“Software” means collectively the Device Software and (if applicable) QAS.

“Software Addendum” means an addendum mutually agreed upon and executed by the Parties in a form substantially similar to that attached hereto as Appendix A (Software Addendum Template), which shall specifically reference this Agreement and which sets forth the Device Software platform(s) to be licensed under this Agreement, including but not limited to the software description, corresponding QTI ASIC, and Up-Front Fees. Each Software Addendum shall be deemed to incorporate the terms of this Agreement and become a part of this Agreement upon execution by both Parties.

“Sold”, “Sale”, or “Sell” as used herein shall have the meaning given to it in the applicable License Agreement, or in the absence of a License Agreement shall mean put into use, sold, leased or otherwise transferred.

“WWAN Product” means any device for which LICENSEE is licensed to make, have made, use and Sell under a License Agreement.

“WWAN” means wireless wide area network.

“WWAN Standard” means any mandatory or optional portion of any wireless wide area air interface standard, including, without limitation, GSM, CDMA, TD-SCDMA, Universal Mobile Telecommunications Standard (UMTS), Wideband Code Division Multiple Access (WCDMA), HSPA, HSDPA, HSUPA, HSPA+, WiMax, IEEE 802.16 (including 802.16e and 802.16m), WiBro, IEEE 802.20, UMB (formerly known as 1xEVDO Rev. C), Long Term Evolution (LTE), LTE-Advanced, LTE-Advanced Pro and any updates and revisions to any of the foregoing.

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2. SOFTWARE.

2.1 Delivery of Software. QTI shall make commercially reasonable efforts to deliver the Software that is designed for use with the applicable QTI ASIC identified in a Software Addendum. QTI shall have the right, at its sole discretion, to reschedule any releases of the Software as required, change the number of phases and/or releases, and/or modify the functionality contained in each phase and/or release. For a specified period set forth in the applicable Software Addendum (the “Standard Support Period”), QTI shall [***]. LICENSEE may request QTI provide continued Software support after the Standard Support Period. QTI shall have the sole discretion to accept/reject any such request, and if QTI agrees to offer continued Software support to LICENSEE it shall be made available upon payment by LICENSEE of an additional support fee to QTI in an amount to be mutually agreed upon by the Parties. Some of the QAS may also be delivered separately from a Device Software release. In the event of such separate release, this Agreement supersedes all terms of any other “shrinkwrap” or “clickwrap” license included in a package, media, or electronic version of such QAS. The QAS shall be licensed under the terms of this Agreement, and such clickwrap or shrinkwrap terms shall not apply to the QAS licensed or provided under this Agreement even if LICENSEE has been deemed to accept such other shrinkwrap or clickwrap license.

2.2 Up-Front Fee for Device Software. LICENSEE shall pay to QTI by wire transfer to a bank account specified by QTI, [***] payment for the Device Software (the “Up-Front Fee”) as described in the applicable Software Addendum. [***].

2.3 QAS. The license for the QAS and additional obligations and restrictions relating thereto (including, but not limited to, payment of the Incremental Fees for such QAS) shall be as set forth herein and in Appendix B (QUALCOMM ADVANCED SOFTWARE). Notwithstanding anything to the contrary in Section 18 (Miscellaneous Provisions), Appendix B may be updated by QTI from time to time upon written notice to LICENSEE, which notice may be provided in electronic format via email.

2.4 Incremental Payment for QAS. [***].

2.5 Records and Audits.

2.5.1 Records. LICENSEE shall keep accurate and complete books and records concerning any QAS Units which LICENSEE Sells. As applicable, such books and records shall include (i) the type of QAS Unit Sold, e.g., 3D Sound Unit, CMX Unit, etc., (ii) the date of the transaction involving the Sales of QAS Units, and (iii) the number Sold; categorized by LICENSEE Product model number and corresponding QTI ASIC. Within thirty (30) days after the end of each calendar quarter, LICENSEE shall (i) report to QTI (attn: QCTAdvancedSoftware@qti.qualcomm.com) the transactions and corresponding QAS Unit volumes Sold during said calendar quarter, categorized by subscriber unit model number and corresponding QTI ASIC and any other information as may be reasonably requested by QTI, or (ii) furnish QTI (attn: QCTAdvancedSoftware@qti.qualcomm.com) with a statement signed by an authorized representative of LICENSEE certifying that LICENSEE has not Sold any QAS Units containing the applicable software for said calendar quarter.

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2.5.2 Audits. The audit rights under the License Agreement(s) shall be expanded to include QTI’s right to verify LICENSEE’s reporting of QAS Units Sold. In the absence of a License Agreement, QTI may conduct (itself or through its agent) an audit on reasonable notice of LICENSEE’s applicable books and records to verify LICENSEE’s reporting of the QAS Units, encompassing supporting documentation including, but not limited to, the books and records described in 2.5.1 above to verify LICENSEE’s reporting of QAS Units Sold. The cost of such audit shall be borne by QTI, [***]. LICENSEE shall preserve and maintain all such books and records required for audit for a period of five (5) years after the calendar quarter for which the books and records apply.

3. RIGHT TO USE SOFTWARE; LIMITATIONS ON RIGHTS.

3.1 Right to Use Software for Commercial Purposes. LICENSEE may use the Device Software as identified on a Software Addendum as being subject to this Section 3.1 (including any QAS delivered therewith subject to the then-current Incremental Fee for such QAS) per the terms set forth in this Section 3.1. Subject to the terms and conditions of this Agreement, including the restrictions, conditions, limitations and exclusions set forth in this Section 3, Section 5 (Intellectual Property), Section 6 (Restrictions On and Representations Regarding Use), and Appendix B (QUALCOMM ADVANCED SOFTWARE) (and for LICENSEE’s WWAN Products, the applicable License Agreement, including, without limitation, the required payment by LICENSEE on a timely basis of all royalties and other amounts due on such WWAN Products), LICENSEE shall have the right to (i) alter, modify (including creating derivative works), translate or adapt only that portion of the Software provided by QTI under this Agreement in source code form solely to develop, manufacture, upgrade and repair LICENSEE Products that incorporate an applicable QTI ASIC, (ii) use or copy the Software for archival purposes, and (iii) sublicense only the object code and executables of the Software solely when embedded as part of and within LICENSEE Products that incorporate an applicable QTI ASIC (and for LICENSEE’s WWAN Products, Sold and distributed in accordance with and subject to the terms and conditions of the applicable License Agreement).

3.2 Right to Use Software for Design and Development Purposes.

3.2.1 Design and Development Use. LICENSEE may use the Device Software as identified in a Software Addendum as being subject to this Section 3.2 (including any QAS delivered therewith) for design and development purposes only. Subject to the terms and conditions of this Agreement, including the restrictions, conditions, limitations and exclusions set forth in this Section 3, Section 5 (Intellectual Property), Section 6 (Restrictions On and Representations Regarding Use), and Appendix B (QUALCOMM ADVANCED SOFTWARE) (and for LICENSEE’s WWAN Products the applicable License Agreement, including, without limitation, the required payment by LICENSEE on a timely basis of all royalties and other amounts due on such WWAN Products), LICENSEE shall have the right to (i) alter, modify (including creating derivative works), translate or adapt only that portion of the Software provided by QTI under this Agreement in source code form solely to design and develop (but not manufacture, Sell or distribute) LICENSEE Products that incorporate an applicable QTI ASIC, and (ii) use or copy the Software for archival purposes. LICENSEE shall have no right to sublicense, transfer or otherwise disclose the Software that is subject to this Section 3.2.1 in any form except as provided in Section 3.3 (Limitations on Rights).

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3.2.2 Option to Obtain Commercial Use License. LICENSEE, at its option, may elect to obtain certain additional rights to use the Software in accordance with Section 3.1 (Right to Use Software for Commercial Purposes). To exercise such option LICENSEE must deliver written notice to QTI of its election to exercise such option and enter into an amendment to the applicable Software Addendum and pay the Up-Front Fee for the Device Software with respect to such use.

3.3 Limitations on Rights. Notwithstanding anything to the contrary in this Agreement, LICENSEE shall have no right to (i) sublicense, transfer or otherwise disclose the Software in source code form to any third party (other than to Affiliates or permitted subcontractors of LICENSEE in accordance with and subject to Section 10 (Restrictions on Disclosure and Use of Information) and Section 3.4 (Subcontractors), respectively), or (ii) reverse engineer, reverse assemble, reverse translate, decompile or reduce to source code form that portion of the Software provided in object code form and/or executable form. Except for the purposes expressly permitted in Sections 3.1 (Right to Use Software for Commercial Purposes) and 3.2 (Right to Use Software for Design and Development Purposes) above, LICENSEE shall not use the Software for any other purpose. QTI (or its licensors) shall retain title and all ownership rights in and to the Software, any modifications (including all derivative works) made thereto, and all copies thereof. LICENSEE shall not remove or alter any of the copyright or other notices contained in the Software, and shall include such notices in any end-user documentation. LICENSEE shall not use, modify, compile or distribute the Software in any manner that would cause the Software to become subject to any Open Source License Terms (the “Open Source Restrictions”), and LICENSEE shall restrict its Affiliates, permitted subcontractors (if any) and sublicensees from same. The rights granted by QTI in Section 3.1 (Right to Use Software for Commercial Purposes) and 3.2 (Right to Use Software for Design and Development Purposes) are expressly conditioned upon LICENSEE’s full compliance with the foregoing sentence. LICENSEE and its Affiliates shall not use any Software, QTI ASICs and/or information delivered by QTI to LICENSEE hereunder for the purpose of identifying or providing evidence to support any potential patent infringement claim against QTI, its Affiliates, or any of QTI’s or QTI’s Affiliates’ suppliers and/or direct or indirect customers, which provision shall survive termination of this Agreement.

3.4 Subcontractors. LICENSEE may provide the Software in object code or binary form (and associated documentation) to LICENSEE’s subcontractors to use solely for development and design of LICENSEE Products for LICENSEE; provided, however that prior to providing the Software or documentation to any subcontractor (i) LICENSEE provides written notice to QTI via email to qct.sublicense-approval-external@qti.qualcomm.com identifying the name and address of such subcontractor and the applicable Software (ii) such subcontractor has entered into an agreement with LICENSEE (a copy of which agreement will be provided by LICENSEE to QTI at its request) which agreement, at a minimum (a) limits the subcontractor’s rights to use the Software solely (1) in accordance with Section 3 (Right to Use Software; Limitations on Rights), (2) for the development and design of LICENSEE Products for LICENSEE, which designs for such LICENSEE Product are owned solely by LICENSEE, (3) permits QTI, as an intended third party beneficiary, to enforce the license and use restrictions as specified herein, and (4) contains the same conditions respecting use of Information contained in Section 10 (RESTRICTIONS ON DISCLOSURE AND USE OF INFORMATION). As to source code (and associated documentation), such disclosure is subject to QTI’s prior review and approval of LICENSEE’s email request to qct.sublicense-approval external@qti.qualcomm.com, which email request shall identify the name and address of such subcontractor, applicable Software, and any additional information requested by QTI. LICENSEE acknowledges and agrees that in the event QTI provides written authorization to LICENSEE, prior to LICENSEE providing the Software or documentation to such permitted subcontractor, LICENSEE will comply with the obligations set forth in (ii) above.

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LICENSEE shall promptly cease using any subcontractor at QTI’s request, and agrees that it would be reasonable for QTI to request that LICENSEE cease using any subcontractor if, among other reasons, such subcontractor was infringing or misappropriating any of QTI’s or any of its Affiliates’ intellectual property rights or if QTI reasonably believes that such subcontractor is unlikely to comply (or be able to comply) with the terms and conditions of this Agreement. Upon the earlier to occur of (x) expiration or termination of this Agreement or applicable Software Addendum, (y) such subcontractor is no longer providing services for LICENSEE, or (z) QTI’s request that LICENSEE cease using such subcontractor, LICENSEE will ensure that the Software (and associated documentation) is returned to LICENSEE or destroyed. QTI and its Affiliates shall have no obligation to provide any direct support to any subcontractor. LICENSEE hereby agrees to indemnify QTI for all losses (including but not limited to lost license fees) suffered by QTI as a result of the misuse of such Software (and associated documentation) by any such subcontractor. LICENSEE shall assume full responsibility for the compliance of the terms and conditions of this Agreement by its subcontractors including seeking injunctive relief against such subcontractors as requested by QTI.

3.5 Software Access and Audit Rights. LICENSEE hereby agrees (i) to store and access the Software solely on LICENSEE’s secure computers and servers and such Software (including the computers and servers on which they reside) shall be under password control protection at all times (“Approved Machine(s)”), accessible solely and exclusively on the Approved Machines by LICENSEE’s and its Affiliates’ employees and permitted subcontractors (if any) who are assigned to the design and development of LICENSEE Products that incorporate the applicable QTI ASIC (“Approved Personnel”), and (ii) any portion of the Software in source code form or derivatives thereof will not be moved to any other machines. LICENSEE also hereby agrees to (a) keep password logs showing access to the Software on the Approved Machines and ensure that no passwords or other authentication information is shared amongst LICENSEE’s or its Affiliates’ or permitted subcontractors’ (if any) personnel (other than Approved Personnel) or with unauthorized individuals, (b) periodically review the list of Approved Personnel and ensure that any individual’s access to the Software remains reasonably necessary for their design and development of LICENSEE Products that incorporate the applicable QTI ASIC, and in the event LICENSEE determines that an individual’s access to the Software is, or should be, no longer necessary, it shall immediately remove such individual from the applicable server access list such that such individual is no longer able to access the Software, and (c) notify QTI immediately in the event of unauthorized access to the Software or if the security of the Software has been compromised. QTI shall have the right to audit LICENSEE and to inspect its facilities, network connectivity and practices to verify LICENSEE’s compliance with the obligations herein.

4. WARRANTY DISCLAIMER. QTI MAKES NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE SOFTWARE OR ANY OTHER INFORMATION OR DOCUMENTATION PROVIDED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR AGAINST INFRINGEMENT, OR ANY EXPRESS OR IMPLIED WARRANTY ARISING OUT OF TRADE USAGE OR OUT OF A COURSE OF DEALING OR COURSE OF PERFORMANCE. NOTHING CONTAINED IN THIS AGREEMENT SHALL BE CONSTRUED AS (I) A WARRANTY OR REPRESENTATION BY QTI AS TO THE VALIDITY OR SCOPE OF ANY PATENT, COPYRIGHT OR OTHER INTELLECTUAL PROPERTY RIGHT OR (II) A WARRANTY OR REPRESENTATION BY QTI THAT ANY MANUFACTURE OR USE WILL BE FREE FROM INFRINGEMENT OF PATENTS, COPYRIGHTS OR OTHER INTELLECTUAL PROPERTY RIGHTS OF OTHERS, AND IT SHALL BE THE SOLE RESPONSIBILITY OF LICENSEE TO MAKE SUCH DETERMINATION AS IS NECESSARY WITH RESPECT TO THE ACQUISITION OF LICENSES UNDER PATENTS AND OTHER INTELLECTUAL PROPERTY OF THIRD PARTIES.

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5. INTELLECTUAL PROPERTY. QTI is not authorized to license any Software for use with or on any QTI ASICs under the patents of QUALCOMM or SnapTrack, Inc. Accordingly, neither the provision or license of Software by QTI nor any provision of this Agreement shall be construed as to grant to LICENSEE or its Affiliates either expressly, by implication or by way of estoppel, any license or any other right under such patents of QUALCOMM or SnapTrack, Inc. LICENSEE, on behalf of itself and its Affiliates, agrees not to contend in any context that, as a result of the provision or use of the Software and/or any QTI ASIC, either QTI or any of its Affiliates has any obligation to extend, or LICENSEE or any other party has obtained any right to, any license, whether express or implied, with respect to any patent of QUALCOMM or SnapTrack, Inc. for any purpose.

6. RESTRICTIONS ON AND REPRESENTATION REGARDING USE. LICENSEE hereby represents and warrants to QTI that (i) LICENSEE has the right and authority to bind its Affiliates with respect to the rights and obligations set forth in this Agreement, (ii) the Software will be used by LICENSEE, its Affiliates and permitted subcontractors (if any) solely in accordance with Section 3 (Right to Use Software; Limitations on Rights) and Appendix B (QUALCOMM ADVANCED SOFTWARE); any use of the Software by its Affiliates shall cease on the date such Affiliate ceases to be an Affiliate of LICENSEE, and (iii) LICENSEE shall not use the Software, alone or in combination with other software or components for use in any device or product capable of implementing any WWAN Standard without a separate license from QUALCOMM under all applicable patents. This Agreement shall not modify or abrogate LICENSEE’s obligations under the License Agreement(s), including but not limited to LICENSEE’s obligation to pay all royalties specified thereunder, and shall not expand or alter LICENSEE’s rights thereunder.

7. TERM AND TERMINATION.

7.1 Term of The Agreement. This Agreement shall commence on the Effective Date and shall continue until terminated in accordance with this Section 7.

7.2 At Will Termination. LICENSEE shall have the right to terminate this Agreement for any reason by giving QTI written notice of termination. Such termination shall become effective thirty (30) days after the date of QTI’s receipt of the notice of termination.

7.3 Termination of The Agreement or Software Addendum. In addition to LICENSEE’s termination right set forth under Section 7.2 (At Will Termination) above, this Agreement or any Software Addendum may be terminated by either Party, by written notice to the other Party, following the occurrence of any material breach by such other Party of any provision of this Agreement, which material breach is (if capable of being cured) not cured within thirty (30) days after receipt of such notice. In addition, this Agreement or any Software Addendum may be terminated by QTI if LICENSEE is in default under any supply agreement between LICENSEE and QTI or any of its Affiliates under which LICENSEE purchases QTI ASICs and such default is not cured within the cure period specified therein. Further, if as to any Software licensed hereunder, (i) there is a breach of any of the Open Source Restrictions or (ii) any restrictions, conditions, limitations or exclusions that are set forth in Sections 3 (Right to Use Software; Limitations on Rights), 5 (Intellectual Property) or 6 (Restrictions On and Representations Regarding Use) of this Agreement are for any reason found to be invalid and/or

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unenforceable then: (a) as to any and all affected versions of Software (the “Affected SW”), the Software Addendum or Software Addenda under which such Affected SW is licensed shall terminate immediately without notice and the rights granted in Section 3.1 (Right to Use Software for Commercial Purposes) and 3.2 (Right to Use Software for Design and Development Purposes) shall be null, void and ineffective from the date of such termination with respect to such Affected SW; and (b) QTI shall have the right to terminate this Agreement immediately upon notice.

7.4 Bankruptcy, Dissolution or Liquidation. LICENSEE shall provide written notice (the “Notice”) to QTI immediately upon the occurrence of any of the following events (the “Events”): (i) insolvency, bankruptcy or liquidation or filing of any application therefor, or other commitment of an affirmative act of insolvency; (ii) attachment, execution or seizure of substantially all of the assets or filing of any application therefor; (iii) assignment or transfer of that portion of the business to which this Agreement pertains to a trustee for the benefit of creditors; (iv) disposition, by sale or assignment of all of its rights, of that portion of the business or the material assets to which this Agreement pertains; or (v) termination of its business or dissolution. Either Party shall also have the right to terminate this Agreement with immediate effect by giving written notice of termination to the other Party at any time upon occurrence of an Event.

7.5 Remedies on Termination. In the event of any termination of this Agreement or any Software Addendum, LICENSEE shall immediately (i) return or destroy (and upon QTI’s request certify to QTI in writing to same) the applicable Software and associated documentation, and any copies or updates thereof and (ii) cease using, or permitting to be used, the applicable Software and associated documentation, and any adaptation, modification, derivation or translation thereof. Any termination of this Agreement or termination or expiration of any Software Addendum under this Section 7 shall not prejudice the right to recover any sums due or accrued at the time of such termination or expiration ([***]) and shall not prejudice any cause of action or claim accrued or to accrue on account of any breach or default. Excluding any termination by QTI under Section 7.3 (Termination of The Agreement or Software Addendum), no termination hereunder shall limit the rights of LICENSEE to Sell those LICENSEE Products in inventory or in process at the time of termination subject to LICENSEE’s continued compliance with this Agreement (and for LICENSEE’s WWAN Products, in accordance with the terms and conditions of the applicable License Agreement, including the payment of the royalty applicable to the Sale of such WWAN Products). In the event of termination by QTI under Section 7.3 (Termination of The Agreement or Software Addendum), (a) any existing sublicense to any purchaser of LICENSEE Products incorporating the Affected SW or any adaptation, modification, derivation or translation thereof shall also terminate, and (b) LICENSEE shall immediately cease Selling any LICENSEE Products in inventory or in process at the time of termination which incorporate any Affected SW.

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8. TAXES. All amounts due QTI shall be paid without deduction for any levies or charges of any nature which may be imposed. LICENSEE will be solely responsible for any and all applicable taxes, including but not limited to LICENSEE’s income (but not QTI’s income), sales and use taxes, value-added tax, service tax, excise tax, consumption tax, customs duties or similar charges or fees (“Taxes”). At the request of QTI, LICENSEE will provide documentation reasonably satisfactory to QTI evidencing payment of such Taxes by LICENSEE to the applicable taxing authority. In the event that QTI pays for any Taxes on behalf of LICENSEE (other than withholding of income taxes), then LICENSEE shall reimburse QTI therefor within thirty (30) days after the invoice date.

Notwithstanding the foregoing, if LICENSEE is required by applicable law to withhold income taxes from any payment due QTI, then the amount due to QTI in respect to such payment shall be reduced by the amount of such income tax withholding; then LICENSEE will deliver to QTI an income tax withholding certificate or similar documentation reasonably satisfactory to QTI evidencing payment of any such withholding. Upon receipt by QTI of the income tax withholding certificate, the portion of the invoice represented by the income tax withholding certificate will be deemed fully paid. If there is an applicable tax treaty, QTI agrees to provide LICENSEE the necessary documentation in order to have LICENSEE withhold at the beneficial treaty rate. LICENSEE agrees that upon receipt of the necessary documentation, LICENSEE will only withhold at the beneficial treaty rate. If LICENSEE fails to withhold income taxes from any payment due QTI where income tax withholding is required by applicable law, QTI shall have no obligation to reimburse LICENSEE for such unwithheld income taxes, unless LICENSEE requests reimbursement from QTI in writing within sixty (60) days after the applicable invoice date. LICENSEE shall be responsible for any penalty, additional tax, interest or other charge due if LICENSEE fails to meet its income tax withholding obligations.

9. LIMITATION OF LIABILITY.

9.1 IN NO EVENT SHALL QTI OR ITS LICENSORS BE LIABLE TO LICENSEE OR ANY OF ITS AFFILIATES FOR ANY INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES, INCLUDING BUT NOT LIMITED TO ANY LOST PROFITS, LOST SAVINGS, OR OTHER INCIDENTAL DAMAGES, ARISING OUT OF THE USE OR INABILITY TO USE, OR THE DELIVERY OR FAILURE TO DELIVER, ANY OF THE SOFTWARE, OR ANY BREACH OF ANY OBLIGATION UNDER THIS AGREEMENT, EVEN IF QTI HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE FOREGOING LIMITATION OF LIABILITY SHALL REMAIN IN FULL FORCE AND EFFECT REGARDLESS OF WHETHER LICENSEE’S REMEDIES HEREUNDER ARE DETERMINED TO HAVE FAILED OF THEIR ESSENTIAL PURPOSE.

9.2 IN ADDITION TO SECTION 9.1, THE ENTIRE LIABILITY OF QTI AND ITS LICENSORS, AND THE SOLE AND EXCLUSIVE REMEDY OF LICENSEE AND ANY OF ITS AFFILIATES, FOR ANY CLAIM OR CAUSE OF ACTION ARISING HEREUNDER (WHETHER IN CONTRACT, TORT, OR OTHERWISE) SHALL NOT EXCEED THE UP-FRONT FEE PAID FOR THE SOFTWARE WHICH IS THE SUBJECT OF SUCH CLAIM OR CAUSE OF ACTION.

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10. RESTRICTIONS ON DISCLOSURE AND USE OF INFORMATION. All documentation and technical and business information and intellectual property in whatever form recorded that a Party does not wish to disclose without restriction (“Information”) shall remain the property of the furnishing Party and may be used by the receiving Party only as follows. Such Information (i) shall not be reproduced or copied, in whole or part, except for use as expressly authorized in this Agreement; (ii) shall, together with any full or partial copies thereof, be returned or destroyed (at the furnishing Party’s option) when no longer needed or upon any termination of this Agreement; and (iii) shall be disclosed only to employees and Affiliates of a Party, all with a need to know, solely for use as expressly authorized in this Agreement. Such Affiliates shall enter into a nondisclosure agreement with the receiving Party setting forth the obligations substantially equal to those herein prior to the disclosure of Information by receiving Party to such Affiliates. Moreover, such Information shall be used by the receiving Party only for the purposes contemplated under this Agreement or in the exercise of its rights it may receive expressly under the provisions of this Agreement. Unless the furnishing Party consents in this Agreement or otherwise in writing, such Information shall be held in strict confidence by the receiving Party. LICENSEE shall remain directly liable to QTI for misuse of the Information, including but not limited to any Software, by any of its Affiliates. The receiving Party may disclose Information to other persons, upon the furnishing Party’s prior written authorization, but solely to perform acts which this clause expressly authorizes the receiving Party to perform itself and further provided such other person agrees in writing (a copy of which writing will be provided to the furnishing Party at its request) to the same conditions respecting use of Information contained in this clause and to any other reasonable conditions requested by the furnishing Party including but not limited to an indemnification by the receiving Party against any losses suffered by the furnishing Party as a result of the misuse of such Information by such other persons.

These restrictions on the use or disclosure of Information shall not apply to any Information: (a) which can be proven to be or have been independently developed by the receiving Party or lawfully received free of restriction from another source having the right to so furnish such Information; or (b) after it has become generally known to the public from a source having the right to disclose such Information; or (c) which at the time of disclosure to the receiving Party was known to such Party free of restriction and clearly evidenced by documentation in such Party’s possession; or (d) which the disclosing Party agrees in writing is free of such restrictions.

11. SCOPE OF INFORMATION. Information is subject to Section 10 (Restrictions on Disclosure and Use of Information) whether delivered orally or in tangible form and without regard to whether it has been identified or marked as confidential or otherwise subject to Section 10 (Restrictions on Disclosure and Use of Information). Each Party agrees to use its best efforts to mark or otherwise identify as confidential and/or proprietary all Information they desire to be subject to the terms of these provisions before furnishing it to the other Party. And, upon request, a Party shall promptly identify whether specified information must be held by the requesting Party subject to Section 10 (Restrictions on Disclosure and Use of Information). Information which is delivered orally may be summarized in writing by the disclosing Party and delivered to the receiving Party within forty-five (45) days after disclosure thereof.

12. ASSIGNMENT. LICENSEE shall not assign this Agreement or any right or interest under this Agreement, nor delegate any obligation to be performed under this Agreement without QTI’s prior written consent. For purposes of this Section 12, an “assignment” by LICENSEE under this Section shall be deemed to include, without limitation, any merger, consolidation, sale of all or substantially all of its assets, or any substantial change in the management or control of LICENSEE. Any attempted assignment in contravention of this Section 12 shall be void.

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13. APPLICABLE LAW. This Agreement is made and entered into in the State of California and shall be governed by and construed and enforced in accordance with the laws of the State of California, excluding the U.N. Convention on International Sale of Goods, without regard to conflict of laws principles. Any dispute, claim or controversy arising out of or relating to this Agreement, or the breach or validity hereof, including, without limitation, any improper use, copying or misappropriation of the Software, knowhow and related documentation or materials provided by QTI to LICENSEE shall be subject to the dispute resolution terms set forth in this Section regardless of any conflicting terms in any other agreements between the Parties. Therefore, any dispute, claim or controversy arising out of or relating to this Agreement, or the breach or validity hereof, shall be adjudicated only by a court of competent jurisdiction in the county of San Diego, State of California, and each Party hereby consents to the personal jurisdiction of such courts for that purpose. In the event of any proceeding to enforce the provisions of this Agreement, the prevailing Party (as determined by the court) shall be entitled to reasonable attorneys’ fees as fixed by the court. LICENSEE, on behalf of itself and its Affiliates, acknowledges and agrees that (i) no Affiliate is a third party beneficiary of this Agreement, (ii) no Affiliate shall have any standing to initiate any claim or cause of action under this Agreement, and (iii) any and all claims against QTI which may arise under this Agreement shall be brought solely and exclusively by LICENSEE.

14. LATE CHARGE. Each Party may charge the other a late charge, with respect to any amounts that the other owes hereunder and fails to pay on or before the due date, [***].

15. EXPORT COMPLIANCE ASSURANCE. LICENSEE acknowledges that all hardware, software, source code and technology (collectively, “Products”) obtained from QTI are subject to the US government export control and economic sanctions laws. LICENSEE assures that it, and its Affiliates will not directly or indirectly export, re-export, transfer or release (collectively, “Export”) any Products or direct product thereof to any destination, person, entity or end use prohibited or restricted under US laws without prior US government authorization to the extent required by applicable regulation. The US government maintains embargoes and sanctions against certain countries, currently Cuba, Iran, North Korea, Sudan (N), Syria, and the Crimea region of Ukraine, but any amendments to the countries under a US embargo or sanction shall apply. LICENSEE acknowledges that other countries may have trade laws pertaining to import, use, Export or distribution of Products, and that compliance with the same is the responsibility of the LICENSEE. LICENSEE shall not Export Products listed in Supplement 2 to part 744 of the EAR for military end-uses, or to military end-users, as defined in part 744.21 at the following link: http://www.bis.doc.gov./index.php/forms-documents/doc_download/578-part-744-control-policy-end-user-and-end-use-based .

16. NOTICES. All notices, requests, demands, consents, agreements and other communications required or permitted to be given under this Agreement shall be in writing and shall be sent to the Party to whom notice is to be given, by facsimile, and confirmed by first class mail, postage prepaid, or sent electronically and confirmed, properly addressed as follows (in which case such notice shall be deemed to have been duly given on the day the notice is first received by the Party). Notwithstanding the foregoing, the Parties acknowledge and agree that the notice address provided below may be updated upon written notice to the other Party, which notice shall expressly reference this Agreement and may be provided in electronic format via email.

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QTI:                Qualcomm Technologies, Inc.

5775 Morehouse Drive

San Diego, California 92121 U.S.A.

Facsimile: [***]

Attn.: Secretary

LICENSEE:   GoGo LLC

111 N. Canal Street

Suite 1500

Chicago, IL 60606

Email: [***]

Attn.: Mike Begler

17. PUBLICATION OF AGREEMENT. Except as may otherwise be required by law, LICENSEE shall keep this Agreement and its provisions confidential and shall not disclose the foregoing, without first obtaining the written consent of QTI, which consent shall not be unreasonably withheld. The confidentiality obligations hereunder do not apply to the existence of this Agreement or to the fact that QTI and LICENSEE have executed this Agreement, but do apply to all of the other terms and conditions of this Agreement. Any press release or other announcement by either Party concerning the entering into of this Agreement shall be subject to the prior written approval of the other Party at such other Party’s sole discretion.

18. MISCELLANEOUS PROVISIONS. All amounts referenced in this Agreement and/or required to be paid hereunder shall be stated in, and shall be paid in, U.S. Dollars. This Agreement, together with all appendices and exhibits attached hereto, which are incorporated herein by this reference, and all Software Addenda, constitutes the entire agreement between the Parties and supersedes all prior negotiations, representations and agreements between the parties with respect to the subject matter hereof. If there is a conflict between the terms and conditions of this Agreement and a Software Addendum, the terms and conditions of such Software Addendum shall govern with respect to this Agreement. No addition or modification of this Agreement shall be effective unless made in writing and signed by the respective representatives of QTI and LICENSEE. The restrictions, limitations, exclusions and conditions set forth in this Agreement shall apply even if QTI or any of its Affiliates becomes aware of or fails to act in a manner to address any violation or failure to comply therewith. LICENSEE hereby acknowledges and agrees that the restrictions, limitations, conditions and exclusions imposed in this Agreement on the rights granted in this Agreement are not a derogation of the benefits of such rights. LICENSEE further acknowledges that, in the absence of such restrictions, limitations, conditions and exclusions, QTI would not have entered into this Agreement with LICENSEE. Subject to Section 7.3 (Termination of The Agreement or Software Addendum), if any of the provisions of this Agreement are determined to be invalid, illegal, or otherwise unenforceable, the remaining provisions shall remain in full force and effect. Each Party will, at its own expense, comply with all applicable governmental laws, statutes, ordinances, administrative orders, rules or regulations relating to its duties, obligations and performance under this Agreement. This Agreement may be executed in identical counterparts, each of which shall be deemed to be an original and, which taken together, shall be deemed to constitute the Agreement when a duly authorized representative of each Party has signed a counterpart. Each Party agrees that the delivery of this Agreement by facsimile or in electronic format via email shall have the same force and effect as delivery of original signatures and that each Party may use facsimile, electronic format signatures, and photocopies of signatures as evidence of the execution and delivery of this Agreement by each Party to

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the same extent that an original signature could be used. The Parties’ rights and obligations which by their sense and context are intended to survive any termination or expiration of this Agreement shall so survive, including but not limited to Sections 2.5 (RECORDS AND AUDITS), 4 (WARRANTY DISCLAIMER), 5 (INTELLECTUAL PROPERTY), 6 (RESTRICTIONS ON AND REPRESENTATION REGARDING USE), 9 (LIMITATION OF LIABILITY), 10 (RESTRICTIONS ON DISCLOSURE AND USE OF INFORMATION), 11 (SCOPE OF INFORMATION), 13 (APPLICABLE LAW), 15 (EXPORT COMPLIANCE ASSURANCE), 17 (PUBLICATION OF AGREEMENT), and 18 (MISCELLANEOUS PROVISIONS) hereof.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the Effective Date first set forth above.

Qualcomm Technologies, Inc.		GoGo LLC

By:	/s/ Christopher Collato	By:	/s/ Michael A. Begler
Print Name:	Christopher Collato	Print Name:	Michael A. Begler
Title:	Staff Financial Analyst	Title:	SVP, Production Operations

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APPENDIX A

Software Addendum Template

[            ] SOFTWARE ADDENDUM TO MASTER SOFTWARE AGREEMENT

Pursuant to and subject to the terms and conditions of the Master Software Agreement entered into between GoGo LLC (“LICENSEE”) and Qualcomm Technologies, Inc. (“QTI”) dated , 2018 (the “Master Software Agreement”), the Parties hereby enter into this [        ] Software Addendum to Master Software Agreement (the “[        ] Addendum”) as of                             , (the “Addendum Effective Date”).

For purposes of this [            ] Addendum only, the following capitalized terms shall have the meanings set forth below. Capitalized terms not otherwise defined in this [        ] Addendum shall have the meanings set forth in the Master Software Agreement.

“Device Software” means the          software designed for use with the QTI ASIC, as described more fully in Exhibit 1 (        SW) to this [        ] Addendum.

“QTI ASIC” means QTI’s [        ] ASIC.

“Standard Support Period” means a period beginning on the Addendum Effective Date and ending                          (        ) months after the date of the final version release of the Device Software, as designated by QTI.

1. Device Software and QTI ASIC.

1.1	Subject to the terms and conditions of the Master Software Agreement, LICENSEE hereby agrees to license the Device Software from QTI.

1.2

Subject to the terms and conditions of the Master Software Agreement, LICENSEE may only use the Device Software in LICENSEE Products that incorporate the QTI ASIC in accordance with Section 3.1 (Right to Use Software for Commercial Purposes).

1.3

[For design and development licenses] Subject to the terms and conditions of the Master Software Agreement, LICENSEE may only use the Device Software in LICENSEE Products that incorporate the QTI ASIC in accordance with Section 3.2 (Right to Use Software for Design and Development Purposes).

2. Up-Front Fee and Payment Terms.

2.1	The Up-Front Fee for the Device Software shall be U.S.$[ ].

2.2	[Insert applicable payment terms]

3. Miscellaneous. If there is a conflict between the terms and conditions of the Master Software Agreement and this [    ] Addendum, the terms and conditions of this [     ] Addendum shall govern with respect to the subject matter hereunder.

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The Parties agree that upon execution of this [                ] Addendum by both Parties, this [                ] Addendum shall become a part of the Master Software Agreement. This [                ] Addendum shall commence on the Addendum Effective Date and shall, unless earlier terminated in accordance with Section 7.3 (Termination of The Agreement or Software Addendum) of the Master Software Agreement, continue until any termination of the Master Software Agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this [                ] Addendum to be executed as of the Addendum Effective Date first set forth above.

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APPENDIX B

QUALCOMM ADVANCED SOFTWARE

The QAS listed in any of the packages set forth below may, in QTI’s sole discretion, be delivered to LICENSEE in either source code, object code and/or executable form. For purposes of clarification only, the Device Software may include any of the QAS from any of the packages noted below.

Title	Description

Brew Mobile Platform	Shall have the meaning given to it in Exhibit 1 to this Appendix B and LICENSEE’s use of Brew Mobile Platform shall be subject to the rights and restrictions as set forth therein.

Camera Security SW	Means QTI’s software that improves the security of image transmission between a standard RGB or IR camera and the Trusted Execution Environment for protected eye-based authentication or other uses. LICENSEE’s use of the Camera Security SW requires a Cryptographic Activation Certificate (as defined in Exhibit 5 to this Appendix B), use of which shall be subject to the restrictions set forth therein.

CMX SW	Means QTI’s Compact Media Extensions software. The CMX SW enables designated QTI ASICs to control the display of textual and/or graphical and/or animation and/or audio output while simultaneously synthesizing music and/or other sounds in a time sequenced manner.

eMBMS Client SW	Means the eMBMS (evolved Multimedia Broadcast Multicast Service) device service layer client software (including the PCAP tool and built-in Raptor 10 and Raptor Q decoders). QTI may, at its sole discretion, include additional features in eMBMS Client SW. Use of the additional features may be subject to an additional Incremental Fee.

Hardware Token SW	Means QTI’s software that provides authenticated hardware-level device information such as unique device ID, boot and debug configuration, trusted location, device health state, etc. LICENSEE’s use of the Hardware Token SW requires a Cryptographic Activation Certificate (as defined in Exhibit 5 to this Appendix B), use of which shall be subject to the restrictions set forth therein.

IMS Pro SW	Means QTI’s IP (Internet Protocol) Multimedia Subsystem Pro software. The IMS Pro SW is designed generally in accordance with the applicable 3GPP and 3GPP2 standard protocols and operator specific custom extensions and modifications. The IMS Pro SW consists of the IMS core framework and associated packages (“IMS Packages”). The IMS Packages include, but are not limited to, the (i) “Basic IMS Package”, which package includes basic IMS Pro framework including SMS over 3G or

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LTE networks, (ii) “VoLTE/VT Package”, which package includes VoLTE, VT over LTE, VoWiFi, Video over WiFi, interworking and transfer of Voice and Video sessions between WiFi and LTE, SR-VCC, DR-VCC, Emergency Call, Basic Presence, media handling including RTP/RTCP for packetization, de-jitter buffer management for 3GPP and 3GPP2 codecs and voice/video lip synchronization, and (iii) “RCS Package”, which package includes Presence, IM, Multi-Chat, Image/Video Share, and File Transfer. QTI shall have the right, at its sole discretion, to modify the functionality contained in the IMS Pro SW, including but not limited to the inclusion of additional IMS Packages, which additional IMS Packages may be subject to an additional Incremental Fee.

ISDB-T Full Segment Extension SW	Means QTI’s Integrated Services Digital Broadcasting Terrestrial software (ISDB-T) designed to enable streaming and playback of protected video content using the ISDB-T standard of software conditional access system (CAS) ported to certain QTI ASICs. Independent of LICENSEE’s use of the ISDB-T Full Segment Extension SW, LICENSEE shall be solely responsible for obtaining a license from the RMP Administration Center for Terrestrial Broadcasting Content (TRMP) to enable access to ISDB-T broadcast services on ISDB-T Units.

IZat Navigation SW	Shall have the meaning given to it in Exhibit 3 to Appendix B and LICENSEE’s use of IZat Navigation SW shall be subject to the rights and restrictions as set forth therein.

Malware Protection SW	Means QTI’s software that attempts to provide real-time detection of “zero-day” (previously unknown) malware threats to mobile security and personal privacy. Uses machine learning-based malware detection, hardware-based security, and system-wide optimization to deliver improved efficiency and performance. LICENSEE’s use of the Malware Protection SW requires a Cryptographic Activation Certificate (as defined in Exhibit 5 to this Appendix B), use of which shall be subject to the restrictions set forth therein.

Media Transfer Protocol SW	Means QTI’s implementation of Microsoft’s Media Transfer Protocol specification that has been ported to certain of QTI’s versions of the QTI ASIC and designed to interface with the Windows Media DRM 10 SW or PlayReady SW.

Multimedia Video or MMV	Means QTI’s Multimedia Video (MMV) solution which, in QTI’s sole discretion, may be in either source code and/or object code form, as more fully described in Exhibit 4 to this Appendix B.

PlayReady SW	Means QTI’s PlayReady for Portable Devices software. PlayReady SW is designed to enable playback of content protected with PlayReady on a mobile device, which may include

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but not be limited to an implementation of Microsoft’s PlayReady content access and protection technology for Portable Devices Porting Kit that has been ported to certain QTI ASICs. LICENSEE’s use of PlayReady SW shall be subject to the restrictions and representations set forth set forth in item 1 of Exhibit 7 to this Appendix B.

Qualcomm 3D Face Recognition SW	Means QTI’s software designed to enroll, recognize and authenticate the face of a user on Snapdragon chipsets for Android phones.

Qualcomm Adaptive Rate First Person View (FPV) SW	Means QTI’s software to optimize video bit-rate based on wireless link quality to maintain low latency.

Qualcomm Audio Suite Package	Means QTI’s Audio Context Detection Package SW, Qualcomm 3D Audio Suite, Qualcomm Voice Communication Suite and Qualcomm Voice UI Suite software package offerings, each as set forth on Exhibit 2 to Appendix B.

Qualcomm Deep Camera Software Suite

Means QTI’s camera software offering which consists of the following features:

•  Qualcomm AI Single-Camera Bokeh Software: Single camera bokeh effect for preview and snapshot

•  Qualcomm AI Zoom Software: Resolution enhancement

Qualcomm Depth From Stereo SW or DFS SW	Means QTI’s software designed to determine depth or range using two cameras at a fixed, known distance from each other.

Qualcomm Digital Gimbal SW	Means QTI’s image stabilization software for digital gimbal optimized on GPU, including fish-eye lens de-warping.

Qualcomm Electronic Speed Control (ESC) SW	Means QTI’s software and reference schematics for motor speed controller software with propeller obstruction detection.

Qualcomm Iris Authentication SW	Means QTI’s software designed to enroll, recognize and authenticate the irises of a user on Snapdragon chipsets for Android phones.

Qualcomm Location Multi Hertz GNSS SW	Means QTI’s embedded Global Navigation Satellite System (GNSS) solution, tuned for drone flight, which includes multi hertz operation with low latency.

Qualcomm Multi-Camera and Video Image Stitching SW	Means QTI’s imaging software to process feeds from multiple cameras simultaneously and perform the stitching in real-time for snapshot and video capturing using multiple camera sensors for 180 and 360 degree view.

Qualcomm Navigator Flight Control (AFC) SW	Means QTI’s altitude motor flight control software running on QTI’s Hexagon™ DSP.

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Qualcomm Optical Flow Detection SW	Means QTI’s optimized image-based motion estimation software for robotics running on DSP, GPU or ARM.

Qualcomm Optical Image Stabilization SW	Means QTI’s software that uses the gyroscope to detect hand jitter during long camera exposure times and optically corrects it, resulting in less blurriness in the image for a single lens camera or a dual lens camera.

Qualcomm Sonar Assisted Visual Inertial Odometry (SA-VIO) SW	Means QTI’s localization software to improve flight performance and path planning by using a combination of computer vision, sensors, and sonar to create odometry.

Qualcomm Video Editing Software Suite

Means QTI’s video editing software offering which consists of the following features:

•  Qualcomm Cinemagraph Software: Real-time cinemagraph creation

•  Qualcomm Slow-mo Replay Software: Super slow-motion video playback

Qualcomm Visual Inertial Odometry SW or VIO SW	Means QTI’s software that provides increased accuracy for dead-reckoning in an unknown environment, both in terms of 3D position and 3D orientation (aka 6DOF).

Qualcomm Visual Obstacle Avoidance SW	Means QTI’s real time obstacle detection and avoidance software.

Snapdragon Enhanced HMD VR SW	Means QTI’s software that unleashes the full potential of the Snapdragon VR SW for standalone Head Mounted Displays (HMD). In addition to optimizing performance and power efficiency, HMDs will also benefit from better immersion and more advanced player-world interactions with 6 Degrees of Freedom (6DoF) positional tracking support, resulting in superior VR experience on a device designed for VR only.

Snapdragon Smartphone VR SW	Means QTI’s software designed to abstract the complexity of immersive virtual reality (VR) with access to optimized, advanced VR features, and help attain improved VR performance and power efficiency on Snapdragon chipsets for Android smartphones. The Snapdragon Smartphone VR Service SW is designed to provide access to multiple VR technologies required for optimal VR experience – DSP sensor fusion, fast motion to photon, stereoscopic rendering and power management.

Sunlight Visibility Improvement (SVI) SW	Means QTI’s display image enhancement software that enables improved viewing of display content in bright ambient conditions.

WideVine Security Level 1 Extension SW	Means QTI’s WideVine security level 1 extensions designed to enable playback of content protected using Google, Inc.’s (“Google”) WideVine technology that has been ported to certain QTI ASICs. Independent of LICENSEE’s use of any QTI

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WideVine security level extensions, LICENSEE shall be solely responsible to obtain an independent license from Google in order to enable content protection using Google’s WideVine technology.

Windows Media	Means the software program known as Windows Media Player as more fully described in Exhibit 6 to this Appendix B, which QTI has ported for use with VIDEO DECODE component of MMV which in QTI’s sole discretion, may be in object code, executable or source code form. The Windows Media Player is designed to playback and/or stream media files with the following extensions: wma, .wmv, .asf.

Windows Media DRM 10 SW	Means QTI’s Windows Media DRM 10 for Portable Devices software which in QTI’s sole discretion, may be in either source code and/or object code form. The Windows Media DRM 10 SW is designed to enable playback of content protected with Windows Media DRM 10 on a mobile device, which may include but not be limited to an implementation of Microsoft’s Windows Media DRM 10 for Portable Devices Porting Kit that has been ported to certain of QTI’s versions of the QTI ASIC. LICENSEE’s use of the Windows Media DRM 10 SW shall be subject to the restrictions and representations set forth in item 2 of Exhibit 7 to this Appendix B.

Windows Software Support Package	Means QTI’s Windows Software Support Package. QTI’s Windows Software Support Package is designed to support running the Windows operating system (OS) natively on certain QTI ASICs, which may include but not be limited to (i) an implementation of the OEM Adaptation Layer (OAL), the layer of code that resides between the OS kernel and certain QTI ASICs that is used to interface the OS to certain QTI ASICs, (ii) an implementation of the Radio Interface Layer software, the layer of code that allows Windows to interface with certain QTI ASICs, (iii) a software boot downloader that provides a mechanism for download and programming of the software image on certain QTI ASICs, and (iv) a variety of peripheral software and multimedia drivers to support the OS and associated features for the QTI hardware reference design platform. LICENSEE’s use of QTI’s Windows Software Support Package shall be subject to the restrictions and representations set forth in item 3 of Exhibit 7 to this Appendix B.

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EXHIBIT 1 TO APPENDIX B

BREW MOBILE PLATFORM

LICENSEE’s use of Brew Mobile Platform shall be subject to the Agreement and the additional restrictions set forth herein.

1. Definitions.

“Brew Mobile Platform” means the Brew Mobile Platform software as further described in item 2 below, which enables the features and functions of QTI’s Brew Mobile Platform system in wireless devices and includes Brew Mobile Platform Extensions and Brew Mobile Platform Porting Implementation Layer. Brew Mobile Platform serves as each Brew Mobile Platform Application’s execution environment.

“Brew Mobile Platform Applications” means software applications that make direct calls to Brew Mobile Platform or Brew Mobile Platform Extensions.

“Brew Mobile Platform Applications Portfolio” is the set of Brew Mobile Platform Applications provided with Brew Mobile Platform as further described in item 2 below, and which may consist of third-party sample applications, as listed in item 2, below.

“Brew Mobile Platform Extensions” means software that (i) makes direct calls to Brew Mobile Platform, (ii) is required for the operation of certain executable Brew Mobile Platform Applications, and (iii) has no user interface (e.g., Java Virtual Machines, visual basic run-time, image or other media player libraries).

“Brew Mobile Platform Porting Implementation Layer” means the software which integrates Brew Mobile Platform with the Software.

“Brew Mobile Platform Unit” means an QAS Unit that incorporates any of the Brew Mobile Platform.

2. Description.

BREW MOBILE PLATFORM:

Documentation:

•	Brew Mobile Platform Documentation

•	Brew Mobile Platform API Reference Guide

•	Brew Mobile Platform Porting Validation Suite and Test Studio Documentation

•	Release notes as required

Software:

•	Brew Mobile Platform Libraries source code, object code, and/or binaries

•	Reference source code and header files for Software Integration

•	Brew Mobile Platform Porting Validation Suite and Test Studio in source code, object code, and/or binary

•	Brew Mobile Platform proprietary user interface

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Brew Mobile Platform Applications Portfolio: The set of Brew Mobile Platform Applications provided with Brew Mobile Platform.

Documentation:

•	Brew Mobile Platform Applications Portfolio Documentation

•	Third-Party Applications Documentation

•	Release notes as required

Software:

•	Brew Mobile Platform Softkey Applications Suite in source and binary code

•	Third-Party Applications in binary form

3.	Use Requirements and Restrictions for Brew Mobile Platform.

In addition to the rights set forth in Section 3 (Right to Use Software; Limitations on Rights), LICENSEE shall have the right to (i) modify only that portion of Brew Mobile Platform provided in source code form solely to add features or functionality to the BREW Mobile Platform Porting Implementation Layer and/or Brew Mobile Platform Applications or to create new Brew Mobile Platform Extensions and only pursuant to and as described in the Brew Mobile Platform documentation (the “Documentation”), including without limitation activating the capability to download Brew Mobile Platform Applications and Brew Mobile Platform Extensions over the air and compile such source code and any modifications thereto into object code for integration into Brew Mobile Platform Units; provided, however, LICENSEE shall not (and shall not permit its subcontractors, sublicensees or distributors to) activate or use any capability of the Software to download applications or content through a content and/or application delivery system or service which QTI provides without first entering into a separate agreement with QTI related thereto; (ii) use that portion of Brew Mobile Platform provided in source code form for debugging purposes; and (iii) use and reproduce portions of the Documentation in end user documentation for Brew Mobile Platform Units and distribute such reproduced portions solely as part of the end user documentation for the Brew Mobile Platform Unit. Except as set forth under (i) above, LICENSEE agrees that it will not otherwise modify the source code of Brew Mobile Platform under any circumstances.

4.	Brew Mobile Platform Logo.

LICENSEE agrees to include the Brew Mobile Platform logo (the “BMP Logo”) in any related end-user documentation. In addition, LICENSEE agrees to comply with the following requirements with respect to its use of the BMP Logo on Brew Mobile Platform Units developed and manufactured by or on behalf of LICENSEE as set forth on the Brew Mobile Platform extranet at www.brewmp.com/mfg/logo and updated from time to time by QTI.

Notwithstanding any provision of this Agreement to the contrary, the delivery of third party sample applications with Brew Mobile Platform does not convey a license nor imply any rights to use such third party sample applications in any finished product under any patents or other intellectual property rights of such third party. Such third party sample applications are provided solely for non-commercial trial use, evaluation and demonstration purposes. A separate and independent license for such use may be required and LICENSEE shall be solely responsible to verify whether such license is needed in conjunction with the use of such third party sample applications. QTI shall in no way be liable for LICENSEE’s use of third party sample applications. Should LICENSEE desire to utilize the iType® software and WorldType® Layout software provided with Brew Mobile Platform (i) separately from the Brew Mobile Platform, or (ii) with fonts provided by QTI in Brew Mobile Platform other than “QCSans”, “QCSans Bold”, LICENSEE will need to enter into a separate license agreement with Monotype Imaging, Inc. (URL: www.monotypeimaging.com/contact/form_di.aspx).

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EXHIBIT 2 TO APPENDIX B

QUALCOMM AUDIO SUITE PACKAGE

“Audio Context Detection Package SW” includes, but is not limited to the following feature:

[***]

Qualcomm 3D Audio Suite

“3D Audio Capture Package SW” includes, but is not limited to the following features:

[***]

“3D Audio Ambisonics Package SW” includes, but is not limited to the following features:

[***]

“3D Audio Rendering Package SW” includes, but is not limited to the following features:

[***]

Qualcomm Voice Communication Suite

“Essential Voice Communication Package SW” includes, but is not limited to the following features:

[***]

“Advanced Voice Communication Package SW” includes, but is not limited to the following features:

[***]

Qualcomm Voice UI Suite

“Voice UI Voice Activation Package SW” includes, but is not limited to the following features:

[***]

“Voice UI Speech Enhancement Package SW” incudes, but is not limited to the following features:

[***]

“Voice UI Voice Security Package SW” includes, but is not limited to the following feature:

[***]

From time to time QTI may, at its sole discretion, include additional features in any Qualcomm Audio Suite Package Offering, use of which shall be subject to [***]. QTI will provide notice to LICENSEE if such additional features are subject to [***]. LICENSEE acknowledges and understands that LICENSEE’s use of any portion of any Qualcomm Audio Suite Package Offering will be subject to [***].

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EXHIBIT 3 TO APPENDIX B

IZat NAVIGATION SW

LICENSEE’s use of IZat Navigation SW shall be subject to the Agreement and the additional rights and restrictions set forth herein.

1. Definitions.

“IZat Client-Server Components” means the software components that access the IZat service.

“IZat Navigation SW” means the software which enables location functionality within Qualcomm’s chipset portfolio inclusive of “IZat Client-Server Components”, “IZat Premium APIs” and “IZat Premium SW”.

“IZat Premium APIs” means the defined interfaces that applications use to access the location features.

“IZat Premium SW” means the software that contains one or more of the following features:

•	Sensor-Assisted Positioning – 2.0 +

•	Also referred to as “ISAGNAV 2.0 +” including any follow-on releases

•	Pedestrian Dead Reckoning 1.0 + including any follow-on releases

“IZat Service” means the position location data service hosted by Qualcomm Atheros, Inc.

2. Use Restrictions.

Notwithstanding the rights set forth in Section 3 (Right to Use Software; Limitations on Rights), LICENSEE agrees that any implementation of the IZat Premium SW in a LICENSEE Product shall also include the IZat Premium APIs. If LICENSEE elects to enable all or a portion of the IZat Navigation SW in a LICENSEE Product, LICENSEE shall be solely responsible to ensure its compliance with any and all applicable federal, state and local statutes, laws and regulations including, but not limited to, federal, state and local statutes, laws and regulations pertaining to privacy, data protection, and information security. LICENSEE agrees not to interfere with the IZat Service. LICENSEE acknowledges and understands that the IZat Service may not be available in all countries.

Except as provided in a separate express written agreement with QTI or its Affiliate as provided below, LICENSEE agrees that any use of the IZat Client-Server Components in a LICENSEE Product shall only be in a LICENSEE Product that uses an operating system supported by QTI or its Affiliate (as of the date of the Agreement, Android and Firefox are supported) (“Supported OS”). [***]. For LICENSEE Products using a Supported OS, [***]. LICENSEE shall not intentionally activate the IZat Client-Server Components; only the end user should activate the IZat Client-Server Components. With respect to the Firefox based operating system, LICENSEE agrees to implement the IZat Framework which is delivered together with the Firefox operating system LICENSEE receives from Mozilla Corporation in accordance with the terms set forth herein.

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LICENSEE may modify the user interface of the IZat Framework solely for the purpose of conforming the look and feel of the IZat Framework to the look and feel of the user interface of the LICENSEE Product; provided, however, that under no circumstances shall LICENSEE: (i) change, remove, delete, obscure, render unreadable, add to, or modify the words of the text in the user interface of the IZat Framework (other than changes in font or color) or any functionality of the IZat Framework (including, but not limited to, changing any hypertext links or opt-in functionalities), or (ii) in any manner change the user interface of the IZat Framework such that it is not clear and conspicuous to the end user.

For LICENSEE Products that use an operating system not supported by QTI or its Affiliate, a separate express written agreement authorizing the use and implementation requirements of the IZat Client-Server Components will be necessary.

From time to time QTI may, at its sole discretion, include additional features in IZat Premium SW. Use of the additional features may be subject to an additional Incremental Fee. QTI will provide notice to LICENSEE if such additional features are subject to an additional Incremental Fee. LICENSEE acknowledges and understands that LICENSEE’s use of any portion of IZat Premium SW will be subject to the Incremental Fees for IZat Premium Units set forth in Exhibit 8 to Appendix B.

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EXHIBIT 4 TO APPENDIX B

MULTIMEDIA VIDEO (MMV)

Multimedia Video (MMV) consists of the following functional components and their associated protocol stacks and reference user interface as outlined below. The extent to which such functions are supported may vary depending on the applicable Device Software and corresponding QTI ASIC.

AUDIO ONLY:

[***]

VIDEO DECODE:

Video Decoder support may include but is not limited to the following:

[***]

Audio Decoder and post-processing support may include but is not limited to the following:

[***]

File Format support may include but is not limited to the following:

[***]

Video Post-Processing support may include but is not limited to the following:

[***]

VIDEO ENCODE:

Video Encoder support may include but is not limited to the following:

[***]

Image Encoder support may include but is not limited to the following:

[***]

Audio Encoder support may include but is not limited to the following:

[***]

File Format support may include but is not limited to the following:

[***]

Video Pre-Processing support may include but is not limited to the following:

[***]

OTI Confidential/Proprietary

VIDEO TELEPHONY:

Video Decoder/Encoder support may include but is not limited to the following:

[***]

Audio Decoder/Encoder Support may include but is not limited to the following:

[***]

Protocol Support may include but is not limited to the following:

[***]

LICENSEE acknowledges and understands that the functions provided by MMV are implemented in the QTI ASIC and/or QAS and LICENSEE’s use of any portion of MMV will be subject to the Incremental Fees for MMV Units set forth in Exhibit 8 to Appendix B.

Notice.

With the delivery of MMV, LICENSEE has received (or may receive) from QTI certain audio and video coding technology. The Agreement does not convey a license nor imply any rights to use any patents or other intellectual property rights of any third party. VIA Licensing and MPEGLA have publicly represented having been appointed to administer implementation licenses on behalf of patent holders to audio and video coding technologies relating to MPEG-2, MPEG4, AAC, AVC/H.264, VC-1, MPEG-4 Visual and certain MPEG4 video profiles, respectively. Consequently, a separate and independent license from one or more relevant patent holders for such use may be required and LICENSEE shall be solely responsible to verify whether such license is needed in conjunction with the use of MMV. Further, Coding Technologies has represented that it holds patents and other intellectual property rights with regards to implementation of HE AAC audio decoding technology. Consequently, a separate and independent license from Coding Technologies may be required and LICENSEE shall be solely responsible to verify whether such license is needed in conjunction with the use of MMV.

The Software may include software of DTS Licensing Limited (“DTS”) which is protected by copyright and other intellectual property rights of DTS. LICENSEE may not distribute or use the DTS software for commercial purposes without a separate license from DTS. DTS has not granted QTI any right under the intellectual property rights of DTS to sublicense or otherwise transfer to LICENSEE any right to use the DTS software for commercial distribution or use. LICENSEE shall be solely responsible to obtain such separate license from DTS. DTS shall be a third party beneficiary to this Agreement solely with respect to LICENSEE’S obligations and restrictions in this notice.

OTI Confidential/Proprietary

EXHIBIT 5 TO APPENDIX B

CRYPTOGRAPHIC ACTIVATION CERTIFICATE

Definition:

“Cryptographic Activation Certificate” means a digital certificate issued by QTI that enables LICENSEE to use certain QAS SW features (as identified on Appendix B as requiring the use of a Cryptographic Activation Certificate) (the “Certificate Dependent SW”) as a party authorized by QTI to do so.

Additional Use Requirements and Restrictions for Cryptographic Activation Certificate

LICENSEE shall maintain the confidentiality and security of the Cryptographic Activation Certificate, by, including but not limited to, employing the following procedures for safeguarding the Cryptographic Activation Certificate:

•	Maintain a secure location on LICENSEE’s premises or commercial hosting facility in which the Cryptographic Activation Certificate will be stored;

•

Allow only Authorized Employees (as defined below) to access and provision the Cryptographic Activation Certificate. “Authorized Employees” means LICENSEE’s employees (a) who have an absolute need to access the Cryptographic Activation Certificate in order to carry out their specific job requirements in line with the permitted actions hereunder, and (b) who are bound in writing to protect the confidentiality of the Cryptographic Activation Certificate.

•

LICENSEE shall notify QTI immediately, and shall follow up in writing, if LICENSEE suspects any actual or potential loss, disclosure, or other compromise of the Cryptographic Activation Certificate, or discovers any unauthorized use or misuse of the Cryptographic Activation Certificate. LICENSEE shall cooperate with QTI to its fullest capability to prevent any loss, disclosure, or further unauthorized use of the compromised Cryptographic Activation Certificate, or misuse of the Cryptographic Activation Certificate.

Data Collection & Privacy

•

Data Collection and Use. The Certificate Dependent SW will collect the data elements listed below and (i) send such data elements to QTI in the United States for the purpose of: (a) QTI software development and improvement, (b) software debugging, (c) confirming compliance with this Agreement, (d) developing new products and services, (e) other internal business uses, and (f) generation of reports or analysis (containing aggregated data and/or not capable of identifying a natural person) that QTI may share with third parties or the public, and (ii) may make available such data elements to the LICENSEE so that LICENSEE may use such data for complementing their existing data collection operation and developing new products and services ((i) and (ii) collectively referred to herein as “Data Collection”).

•

Privacy and Data Protection Compliance. LICENSEE is in control of the user interface of LICENSEE applications and therefore shall ensure that the use of the Certificate Dependent SW is compliant with applicable privacy, data protection, and information security laws, rules, regulations, orders and other legal requirements pertaining to the distribution and operation of the Certificate Dependent SW, including, but not limited to, with respect to providing any applicable

OTI Confidential/Proprietary

notice to end users, obtaining any applicable consent from end users, and enabling end users to disable or turn-off Data Collection (if and where applicable). Notwithstanding the foregoing, LICENSEE shall, at a minimum present a notice to the end user (for example within LICENSEE’s privacy policy) before any Data Collection occurs informing him/her of the Data Collection and that the Certificate Dependent SW sends the collected data to QTI (specifically identified by name) in the United States.

Collected Data

Device configuration:

•	Device: CPU ABI/API, android version, OS build/version, kernel version, device model, device build, device board, device hardware, product name, product brand, product manufacturer

•	Memory: total/free memory, total/free swap memory

•	Connectivity: connection type, network MCC-MNC, SIM MCC-MNC (operator identifiers)

•	Storage: total/free storage, encrypted flag

•	Version: data packet version, Timestamp, GUID

Hardware attestation:

•	A unique software ID that is used to identify an instance of Certificate Dependent SW on a device. The unique ID is a one- way cryptographic hash based on the serial number of the chipset.

•	OEM ID, OEM PK hash

•	Boot state, Debug state, Rollback-prevention state

•	Chipset version

•	QSEE version

•	Timestamp

•	Run-time integrity: true/false/unknown indication of Android integrity, timestamp for the check, cached/non-cached indication, debug information

•	Telemetry App: package name, package version number, APK sha256, APK Certificate sha256

Cloud-side augmentation:

•	Timestamp

•	City level location (from IP, immediately discarded)

In addition, the following data will be collected when the Malware Protection Software is enabled with the Cryptographic Activation Certificate.

Malicious behavior information:

•	Collection time interval

•	Core version

•	For each loaded behavior “model”: model name, version, number of features, number of detections, Licensee name, Licensee app package name/version code/version name

OTI Confidential/Proprietary

•

For each “malicious” behavior detected: timestamp, confidence number, triggering behaviors, behavior vector, severity level, offending application: package name/version code/version name, APK sha256, APK size, APK installation source, APK “static prediction” score

Prevented APP installation information:

•	Blocked application: package name, APK sha256, APK installation source, APK “static prediction” score

•	Licensee name

OTI Confidential/Proprietary

EXHIBIT 6 TO APPENDIX B

WINDOWS MEDIA

Windows Media is a software program delivered in executable form only that may contain the following capabilities:

Codecs:

[***]

Streaming Protocols:

[***]

Supported Windows Media File Formats:

[***]

Miscellaneous Features:

[***]

Notice: The Windows Media software includes technology owned by Microsoft Corporation and cannot be used or further distributed without a license from Microsoft Corporation or a Microsoft affiliate. LICENSEE shall be solely responsible to obtain an independent license from Microsoft Corporation with respect to any such use.

OTI Confidential/Proprietary

EXHIBIT 7 TO APPENDIX B

MICROSOFT RESTRICTIONS AND REPRESENTATIONS

1.	WINDOWS SOFTWARE SUPPORT PACKAGE RESTRICTIONS AND REPRESENTATIONS:

LICENSEE understands that portions of QTI’s Windows Software Support Package include technology owned by Microsoft Corporation, and that Microsoft Corporation has imposed certain additional requirements and restrictions on the distribution and use of QTI’s Windows Software Support Package which must be observed by LICENSEE. By LICENSEE’s signature below, LICENSEE hereby certifies to QTI that (a) LICENSEE has accepted the applicable End User License Agreement from Microsoft Corporation pursuant to which Microsoft Corporation has granted LICENSEE the right to use the OS in wireless devices, and (b) LICENSEE will use QTI’s Windows Software Support Package solely in connection with a QTI ASIC and the OS.

GoGo LLC

By:	/s/ Michael A. Begler

Print Name:	/s/ Michael A. Begler

Title:	SVP, Production Operations

2.	WINDOWS MEDIA DRM 10 FOR DEVICES RESTRICTIONS AND REPRESENTATIONS:

LICENSEE understands that the Windows Media DRM 10 SW contains technology subject to certain intellectual property rights of Microsoft Corporation. Use or distribution of this technology outside of the Windows Media DRM 10 SW is prohibited without the appropriate license(s) from Microsoft Corporation. By LICENSEE’s signature below, LICENSEE hereby certifies to QTI that (a) LICENSEE has accepted either the Windows Media DRM 10 for Devices Development and Interim Product Distribution Agreement and/or the Windows Media DRM 10 for Devices Final Product Distribution Agreement from Microsoft Corporation pursuant to which Microsoft Corporation has granted LICENSEE the right to use software based on the Windows Media DRM 10 for Portable Devices Porting Kit in wireless devices, and (b) LICENSEE will use the Windows Media DRM 10 SW and Media Transfer Protocol SW solely in connection with a QTI ASIC.

GoGo LLC

By:	/s/ Michael A. Begler

Print Name:	/s/ Michael A. Begler

Title:	SVP, Production Operations

OTI Confidential/Proprietary

Unless LICENSEE certifies as set forth in this item 2 and the agreement referenced in (a) remains current with Microsoft Corporation, QTI is restricted from delivering any of the Windows Media DRM 10 SW to LICENSEE hereunder.

3.	PLAYREADY FOR DEVICES RESTRICTIONS AND REPRESENTATIONS:

LICENSEE understands that the PlayReady SW contains technology subject to certain intellectual property rights of Microsoft Corporation. Use or distribution of this technology outside of the PlayReady SW is prohibited without the appropriate license(s) from Microsoft Corporation. By LICENSEE’s signature below, LICENSEE hereby certifies to QTI that (a) LICENSEE has accepted either the PlayReady Devices Development and Intermediate Product Distribution Agreement and/or the PlayReady Device Final Product Distribution License Agreement from Microsoft Corporation pursuant to which Microsoft Corporation has granted LICENSEE the right to use software based on the PlayReady for Portable Devices Porting Kit in wireless devices, and (b) LICENSEE will use the PlayReady SW and Media Transfer Protocol SW solely in connection with a QTI ASIC.

GoGo LLC

By:	/s/ Michael A. Begler

Print Name:	/s/ Michael A. Begler

Title:	SVP, Production Operations

Unless LICENSEE certifies as set forth in this item 3, the agreement(s) referenced in (a) remains current with Microsoft Corporation, and LICENSEE is included on Microsoft Corporation’s list of approved PlayReady licensees, QTI is restricted from delivering any of the PlayReady SW to LICENSEE hereunder.

OTI Confidential/Proprietary

EXHIBIT 8 TO APPENDIX B

INCREMENTAL FEES FOR QAS UNITS

Incremental Fees for QAS Units Incorporating Camera Security SW (“Camera Security Units”):
[***]	[***]

Incremental Fees for QAS Units Incorporating CMX SW (“CMX Units”):
CMX Units	Incremental CMX Fees
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Incremental Fees for QAS Units Incorporating any of the following QAS Features (“Drone Basic Units”):
Drone Basic Unit Features: [***]
[***]	[***]

Incremental Fee for QAS Units Incorporating eMBMS Client SW (“eMBMS Units”)*:
[***]	[***]

*[***]

Incremental Fee for QAS Units Incorporating Essential Voice Communication Package SW (“Essential VC Package Units”)*:
[***]	[***]

[***]

Incremental Fee for QAS Units Incorporating Hardware Token SW (“Token Units”):
[***]	[***]

Incremental Fees for QAS Units Incorporating IMS Pro SW (“IMS Pro Units”):
[***]	[***]	[***]
[***]	[***]	[***]

Incremental Fee for QAS Units Incorporating ISDB-T Full Segment Extension SW (“ISDB-T Units”):
[***]	[***]

Incremental Fees for QAS Units Incorporating IZat Premium SW (“IZat Premium Units”):

IZat Premium Units	Incremental Fee per IZat Premium Unit for Sensor Assisted Positioning (“SAP”) component + Pedestrian Dead Reckoning
[***]	[***]
[***]	[***]
[***]	[***]

OTI Confidential/Proprietary

INCREMENTAL FEES FOR QAS UNITS

(continued)

Incremental Fee for QAS Units Incorporating Malware Protection SW (“Malware Protection Units”):
[***]	[***]

Incremental Fees for QAS Units Incorporating Multimedia Video (“MMV Units”):
[***]	[***]
[***]	[***]

Incremental Fee for QAS Units Incorporating PlayReady SW (“PlayReady Units”):
[***]	[***]

Incremental Fee for QAS Units Incorporating Qualcomm 3D Face Recognition SW (“3D Face Recognition Units”):
[***]	[***]

Incremental Fees for Optional Software Units Incorporating any Qualcomm Audio Suite Package Offering (excluding Essential VC Package Units) (“Audio Suite Package Units”):
Qualcomm Audio Suite Package Offerings* [***]
Per Audio Suite Package Unit Incremental Fees:
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

*[***]

Incremental Fees for QAS Units Incorporating Qualcomm Deep Camera Software Suite (“Deep Camera Software Suite Units”):
Qualcomm Deep Camera Software Suite Features: [***]
Per Deep Camera Software Suite Unit:

[***]	[***]
[***]	[***]

Incremental Fee for QAS Units Incorporating Qualcomm Digital Gimbal SW (“Digital Gimbal Units”):

[***]	[***]

OTI Confidential/Proprietary

INCREMENTAL FEES FOR QAS UNITS

(continued)

Incremental Fee for QAS Units Incorporating Qualcomm Iris Authentication SW (“Iris Authentication Units”):
[***]	[***]

Incremental Fee for QAS Units Incorporating Qualcomm Location Multi Hertz GNSS SW (“GNSS Units”):
[***]	[***]

Incremental Fees for QAS Units Incorporating Qualcomm Multi-Camera and Video Image Stitching SW (“Camera and Video Stitching Units”):
[***]	[***]

Incremental Fee for QAS Units incorporating Qualcomm Optical Image Stabilization SW (“Optical Image Stabilization Units”)
[***]	[***]
[***]	[***]

Incremental Fees for QAS Units incorporating Qualcomm Video Editing Software Suite (“Video Editing Software Suite Units”):
Video Editing Software Suite Features: [***]
[***]
[***]	[***]
[***]	[***]

Incremental Fees for QAS Units Incorporating Snapdragon Enhanced HMD VR SW (“HMD VR SW Units”):
[***]	[***]

Incremental Fees for QAS Units Incorporating Snapdragon Smartphone VR SW (“VR SW Units”):
[***]	[***]
[***]	[***]
[***]	[***]

Incremental Fee for QAS Units Incorporating Sunlight Visibility Improvement SW (“SVI Units”):
[***]	[***]

Incremental Fee for QAS Units Incorporating WideVine Security Level 1 Extension SW (“WideVine Units”):
[***]	[***]

Incremental Fee for QAS Units Incorporating Windows Media DRM 10 SW (“WMDRM 10 Units”):
[***]	[***]

OTI Confidential/Proprietary

LEGAL NOTICES

The legal notices set forth herein may be updated from time to time at QTI’s sole discretion upon written notice to LICENSEE, which notice may be provided in electronic format via email. Such updates shall not be deemed to be an addition or modification requiring written amendment per Section 18 (Miscellaneous Provisions).

The Software may include MPEG Layer-3 audio decoding technology. Notwithstanding any provision of this Agreement to the contrary, the delivery of the Software does not convey a license nor imply any rights to use MPEG Layer-3 audio decoding technology in any finished product under any patents or other intellectual property rights of a third party. A separate and independent license for such use may be required and LICENSEE shall be solely responsible to verify whether such license is needed in conjunction with the use of the MPEG Layer-3 Audio Decoder feature.

The Software may include G.729 and G729 Annex A Codecs. This Agreement does not convey a license nor imply any rights to use such codecs under the intellectual property rights of any third party. Sipro Lab Telecom (“Sipro”) has publicly represented having been appointed to administer implementation licenses for the G.729 and G.729 Annex A Codecs. Consequently, a separate and independent license from Sipro or others for such use may be required and LICENSEE shall be solely responsible to verify whether such license(s) is needed in conjunction with the use of the G.729 and G.729 Annex A Codecs.

The Software may include DivX, Inc. software. This Agreement does not convey a license nor imply any rights to use or distribute DivX, Inc. software under DivX, Inc.’s copyrights or other intellectual property rights, and such software cannot be incorporated into wireless end user products or further distributed without a separate license from DivX, Inc. LICENSEE shall be solely responsible to obtain an independent license from DivX, Inc. with respect to such use.

The Software may include an “On-Demand Positioning” feature. On-Demand Positioning (“ODP”) is a feature included with the gpsOne engine and, when enabled, its purpose is to improve time-to-first fix and accuracy when an end-user issues an explicit position request (location session request).

The ODP feature will be disabled by default and we recommend LICENSEE provide a software configuration that notifies the user of the ODP feature and a settings preference that enables users to toggle the ODP feature ON/OFF. While the ODP feature may bring significant time-to-first-fix and accuracy benefits, there may be some impact on power consumption based on the frequency of positioning attempts if the ODP feature is enabled.

If LICENSEE elects to enable the ODP feature, LICENSEE shall be solely responsible to ensure its compliance with any and all applicable federal, state and local statutes, laws and regulations pertaining to privacy matters and information.

The Software may include the ON2 VP6 decoder and ON2 VP7 encoder and decoder software. The ON2 VP6 decoder and ON2 VP7 encoder and decoder software provided with the Software contains some proprietary work of ON2 Technologies, Inc. (“ON2”) and is protected by copyright and other intellectual property rights. ON2 has not granted QTI any right under the intellectual property rights of ON2 to sublicense or otherwise transfer to LICENSEE any right to use the ON2 VP6 decoder and ON2 VP7 encoder and decoder software for commercial distribution or use. LICENSEE shall be solely responsible for obtaining a license from ON2 before any commercial distribution or use of the Software with the ON2 VP6 decoder and ON2 VP7 encoder and decoder software. ON2 shall be a third party beneficiary to this Agreement solely with respect to LICENSEE’S obligations and restrictions in this paragraph.

OTI Confidential/Proprietary

The license of any Software to LICENSEE does not convey to LICENSEE any consents to use or distribute any Software, alone or in combination with other products, or any other rights under any patents of Nokia Corporation or any of its affiliates (collectively, “Nokia”) in such products.

The Software may include Sorenson video decoder software, which comprises proprietary work of Sorenson Media, Inc. (“Sorenson”) and is protected by copyright, trade secret and other intellectual property rights. Sorenson has not granted QTI any right under the intellectual property rights of Sorenson to sublicense or otherwise transfer to LICENSEE any right to use the Sorenson video decoder for commercial distribution or use. LICENSEE shall be solely responsible for obtaining such a license from Sorenson granting rights for commercial distribution or use before LICENSEE shall undertake any commercial distribution or use of the Software with the Sorenson video decoder. Sorenson shall be a third party beneficiary to this Agreement solely with respect to LICENSEE’S obligations and restrictions in this paragraph.

The Software may include a modified JPEG encoder that includes an Index Table which specifies the length of each data unit (8x8 block) in the image in terms of number of bits. Any and all usage of the Index Table in whole or in part requires a valid written license agreement between LICENSEE and Scalado AB. No right, title or interest in and to the Index Table is conveyed by QTI, and any use of the Index Table without a written license agreement from Scalado AB constitutes infringement of Scalado’s intellectual property rights.

The Software may include Dolby licensed technology that may be protected by copyright and other intellectual property rights of Dolby Laboratories, Inc. (“Dolby Technology”) LICENSEE can use the Dolby Technology provided with the Software solely for internal testing and evaluation purposes only. Supply of this Dolby Technology does not convey a license nor imply a right under any patent, or any other industrial or intellectual property right of Dolby Laboratories, to use this Dolby Technology in any finished end-user or ready-to- use final product. LICENSEE is hereby notified that a license for such use is required from Dolby Laboratories.

The Software may include proprietary work of SRS Labs, Inc. (“SRS”). The SRS licensed technology that may be provided with the delivery of the Software contains some proprietary work of SRS. No right or license to use the SRS licensed technology, other than for internal evaluation purposes, is provided by QTI. LICENSEE shall be solely responsible for obtaining a license from SRS before any commercial distribution or use of the SRS licensed technology.

The Software may include QTI’s Enhanced Location Service (“QELS” formerly referred to as “XTRA-T”). QELS may help improve location accuracy and time-to-first-fix, as well as improve battery conservation by: (i) collecting certain location data from the device, and (ii) downloading certain applicable data to the device regarding surrounding cell towers and other location data points. QELS is implemented in the Software through the use of an opt-in application (the “QELS App”) that the end user must click to allow. LICENSEE may elect to incorporate QELS in a LICENSEE Product solely in an unmodified form or remove the functionality in its entirety. To include QELS, LICENSEE shall:

a)	Not intentionally activate QELS. As stated above, only the end user should activate QELS;

OTI Confidential/Proprietary

b)	Determine with the carrier where the QELS App icon would appear; and

c)	Ensure the QELS App launches during first LBS session or upon launch of the QELS icon.

Note that QELS is currently only designed for the Android operating system. If any future release of QELS supports other operating systems, LICENSEE will be advised as to any additional or different implementation requirements.

The Software may include certain audio and video coding technology. The Agreement does not convey a license nor imply any rights to use any patents or other intellectual property rights of any third party. VIA Licensing and MPEGLA have publicly represented having been appointed to administer implementation licenses on behalf of patent holders to audio and video coding technologies relating to MPEG-2, MPEG4, AAC, AVC/H.264, VC-1, MPEG-4 Visual and certain MPEG4 video profiles, respectively. Consequently, a separate and independent license from one or more relevant patent holders for such use may be required and LICENSEE shall be solely responsible to verify whether such license is needed in conjunction with the use of MMV. Further, Coding Technologies has represented that it holds patents and other intellectual property rights with regards to implementation of HE AAC audio decoding technology. Consequently, a separate and independent license from Coding Technologies may be required and LICENSEE shall be solely responsible to verify whether such license is needed in conjunction with the use of MMV.

The Software may include Scalado imaging solutions software (“Scalado Software”). The Scalado Software is for internal testing and evaluation purposes only. No other license or right is being provided to LICENSEE. LICENSEE may not distribute or use the Scalado Software for commercial purposes without a separate license from Scalado AB or its designated affiliate that is applicable to the Scalado Software. LICENSEE shall be solely responsible to obtain such separate license from Scalado AB.

The Software may include software of DTS Licensing Limited (“DTS”) which is protected by copyright and other intellectual property rights of DTS. LICENSEE may not distribute or use the DTS software for commercial purposes without a separate license from DTS. DTS has not granted QTI any right under the intellectual property rights of DTS to sublicense or otherwise transfer to LICENSEE any right to use the DTS software for commercial distribution or use. LICENSEE shall be solely responsible to obtain such separate license from DTS. DTS shall be a third party beneficiary to this Agreement solely with respect to LICENSEE’S obligations and restrictions in this notice.

The use of unmanned aircraft systems, unmanned aerial vehicles, autonomous vehicles, and similar devices (collectively, “Drones”) may constitute a potentially dangerous activity and may result in significant harm to property, injury, or death. If LICENSEE elects to use any Software in connection with LICENSEE’s development or manufacture of Drones, 1) LICENSEE assumes all risks and liabilities that may result from such use and 2) LICENSEE shall be solely responsible to ensure its compliance with any and all applicable federal, state, and local statutes, laws, regulations, and guidelines, including, without limitation, Federal Aviation Administration (FAA) restrictions or warnings.

The provision or license of Software to LICENSEE does not convey any license or other right under any patents of QUALCOMM Incorporated or SnapTrack, Inc.

OTI Confidential/Proprietary

Qualcomm® aptX™ audio is a product of Qualcomm Technologies International, Ltd. Use of aptX with the Device Software and associated QTI ASIC is subject to a separate license agreement with Qualcomm Technologies International, Ltd.

OTI Confidential/Proprietary